 Exhibit 99.1

BRC Inc. Announces “Redemption Fair Market Value” in Connection With Redemption of its Outstanding Warrants

SALT LAKE CITY--April 19, 2022 (BUSINESS WIRE)-- BRC Inc. (the “Company”) (NYSE: BRCC) today announced the “Redemption Fair Market Value” in connection with its previously announced redemption of its outstanding Warrants (as defined below). The Redemption Fair Market Value will be used to determine the number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that will be issued on a “cashless” exercise of a Warrant subject to the terms of the Warrant Agreement (as defined below).

On April 4, 2022, the Company announced that it will redeem all of its outstanding warrants (the “Warrants”) to purchase shares of Class A Common Stock that remain outstanding on the Redemption Date (as defined below) for a redemption price of $0.10 per Warrant (the “Redemption Price”). The Warrants were issued under the Warrant Agreement, dated as of February 25, 2021 (the “Warrant Agreement”), by and between SilverBox Engaged Merger Corp I (“SilverBox”) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and further assumed by the Company on February 9, 2022, as part of the units sold in SilverBox’s initial public offering (the “IPO”) (such warrants, the “Public Warrants”) or in a private placement simultaneously with the IPO (such warrants, the “Private Warrants” which, together with the Public Warrants, constitute the Warrants), as applicable. The Public Warrants are listed on the New York Stock Exchange (“NYSE”) under the symbol “BRCC WS.”

The redemption will occur at 5:00 p.m. New York City time on May 4, 2022 (the “Redemption Date”), before which time the Warrants may be exercised on a “cashless” basis as described in the Redemption Notice (as defined below). Warrant holders may not exercise Warrants and receive shares of Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price until a registration statement covering the issuance of shares of Class A Common Stock upon exercise of the Warrants for cash under the Securities Act of 1933, as amended (the “Securities Act”), is declared effective by the Securities and Exchange Commission (the “SEC”). The Company filed a registration statement on Form S-1 with the SEC (Registration No. 333-263627) to register the issuance of shares of Class A Common Stock upon exercise of the Warrants for cash under the Securities Act, but the registration statement has not yet been declared effective by the SEC and the Company cannot give any assurances that the SEC will declare it effective prior to the Redemption Date. To the extent the registration statement is declared effective by the SEC prior to the Redemption Date, the Company will inform Warrant holders of the procedure to exercise their Warrants for cash and receive shares of Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the Redemption Price of $0.10 per Warrant (or as otherwise described in the Redemption Notice for holders who hold their Public Warrants in “street name”). The Company understands from NYSE that May 3, 2022, the trading day prior to the Redemption Date, will be the last day on which the Warrants will be traded on NYSE.

In connection with the redemption, the Warrant Agent previously delivered a redemption notice (the “Redemption Notice”) to the registered holders of the outstanding Warrants on the Company’s behalf, and the Company committed to provide registered holders the calculation of the Redemption Fair Market Value (as defined in the Warrant Agreement to mean the volume weighted average price of the Class A Common Stock for the ten (10) trading days immediately following the date on which the Redemption Notice is sent to the registered holders of the outstanding Warrants).

The Warrant Agent has delivered a notice (the “Redemption Fair Market Value Notice”) on the Company’s behalf to each of the registered holders of the outstanding Warrants informing holders:

•	that the Redemption Fair Market Value is $26.48; and

•	as a result, holders who elect to exercise their Warrants on a “cashless basis” will be entitled to receive 0.361 shares of Class A Common Stock per Warrant in accordance with the terms of the Warrant Agreement.

For additional information, including information on how holders may exercise their Warrants, see the Redemption Notice. For copies of the Redemption Notice and the Redemption Fair Market Value Notice, please visit the Company’s investor relations website https://ir.blackriflecoffee.com/.

None of the Company, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise or refrain from exercising any Warrants.

Questions concerning redemption and exercise of the Warrants can be directed to the Warrant Agent, Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, attention: Reorganization Department, telephone: (212) 509-4000.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities nor shall there be any offer, solicitation or sale of any of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About BRC Inc.

Black Rifle Coffee Company (BRCC) is a veteran-founded coffee company serving premium coffee to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops their explosive roast profiles with the same mission focus they learned while serving in the military. BRCC is committed to supporting veterans, active-duty military, first responders and the American way of life.

To learn more about BRCC, visit www.blackriflecoffee.com, follow BRCC on social media, or subscribe to Coffee or Die Magazine's daily newsletter at https://coffeeordie.com/presscheck-signup.

Forward Looking Statements

This press release contains management’s current intentions and expectations for the future, all of which are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual results may differ materially due to various factors. Certain of these risks are identified in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s SEC filings, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 16, 2022 with the SEC. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s other recent filings with the SEC which are available, free of charge, on the SEC’s website at www.sec.gov. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date they are made. Except as required by law, the Company assumes no obligation and does not intend to update any forward-looking statements or to conform these statements to actual results or changes in the Company’s expectations.

Investor Contact

Tanner Doss: IR@BlackRifleCoffee.com

ICR for BRCC: BlackrifleIR@icrinc.com

Media Contact

TrailRunner International for BRCC: Pat Shortridge, (651) 491-6764; pats@trailrunnerint.com

Source: Black Rifle Coffee Company

Released April 19, 2022